EDWARD JONES MONEY MARKET FUND

(THE “FUND”)

Supplement dated March 24, 2020

to the Prospectus dated July 1, 2019, and

to the Summary Prospectus dated July 1, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus and should be read in conjunction with the Prospectus and Summary Prospectus.

Effective as of March 24, 2020, the Prospectus and Summary Prospectus are hereby supplemented and revised as follows:

In the “Fees and Expenses of the Fund” section, the following is added as the last sentence to footnote one of the “Annual Fund Operating Expense” table:

In addition to any contractual expense limitation for the Fund, in order to avoid a negative yield, the Adviser and/or its affiliates may reimburse expenses or waive fees of the Fund. Any such waiver or expense reimbursement is voluntary, not subject to recoupment, and can be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

The “Principal Risks” section is amended to delete the “Interest Rate Risk” disclosure in its entirety and to replace it with the following:

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Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise and generally rise when interest rates fall. In general, interest rate changes have a greater effect on the price of fixed income securities with longer maturities. Although variable and floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable rate securities may also decline if their interest rates do not rise as quickly, or as much, as general interest rates. Similarly, if interest rates decline, variable and floating rate securities generally will not increase in value as much as fixed rate instruments. A low interest rate environment poses additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s yield to its shareholders. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

The “Principal Risks” section is amended to delete the “Risk Related to the Economy” disclosure in its entirety and to replace it with the following:

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Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political, and financial conditions or industry or economic trends and developments, as well as war, acts of terrorism, the spread of infectious illness or other public health issue, and recessions, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects that could negatively impact the Fund’s performance.

Effective as of March 24, 2020, the Prospectus is hereby supplemented and revised as follows:

The “ADDITIONAL INFORMATION REGARDING THE FUND’S PRINCIPAL RISKS” section is amended to delete the “Interest Rate Risk “ disclosure in its entirety and to replace it with the following:

Interest Rate Risk

Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall, and when interest rates fall, prices of fixed-income securities rise. Redemptions from the Fund at a time when interest rates are rising may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Market factors, such as a lack of demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. In general, interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Although variable and floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Similarly, if interest rates decline variable and floating rate securities generally will not increase in value as much as fixed rate instruments. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

A low interest rate environment poses additional risks to the Fund because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of Fund assets, or, at times, maintain a stable $1.00 Share price. Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund.

The “ADDITIONAL INFORMATION REGARDING THE FUND’S PRINCIPAL RISKS” section is amended to delete the first paragraph in the “Risk Related to the Economy” disclosure and to replace it with the following:

The market value of the Fund’s investments may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political, and financial conditions or industry or economic trends or developments may, from time to time, and for varying periods of time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in money policy, increases or decreases in interest rates, war, acts of terrorism, the spread of infectious illness or other public health issue, recessions or other actual or perceived factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions, and other adverse effects that could negatively impact the Fund’s performance.

In the “Management of the Fund” section, the following is added as the penultimate paragraph under “Investment Adviser”

In addition to any contractual expense limitation for the Fund, in order to avoid a negative yield, the Adviser and/or its affiliates may reimburse expenses or waive fees of the Fund. Any such waiver or expense reimbursement is voluntary, not subject to recoupment, and can be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE